RELATED PARTY TRANSACTIONS BALANCES (Tables)	3 Months Ended
Mar. 31, 2025
Related Party Transactions Balances
SCHEDULE OF RELATED PARTY TRANSACTIONS

Key management personnel include those persons having authority and responsibility for planning, directing and controlling the activities of the Company as a whole. The Company has determined that key management personnel consist of members of the Company’s Board of Directors and corporate officers. The remuneration of directors and key management personnel, not including normal employee compensation, made during the three months ended March 31, 2025 and the three months ended March 31, 2024 is set out below:

	March 31, 2025	March 31, 2024
salary (cost of sales)	51,381	122,910
consulting (research and development)	32,148	30,488
consulting (professional fees)	42,933	40,963
share based payments	615,782	53,567
salary (general and administrative expenses)	398,591	213,343
	$1,140,835	$461,271